Moody National Reit I, Inc. 8-K

EXHIBIT 10.5

ASSIGNMENT OF NOTE AND LIENS

THIS ASSIGNMENT OF NOTE AND LIENS (“Assignment”) dated this the 3rd day of June, 2011, but effective as of the 5th day of May, 2011, is executed and delivered by PATRIOT BANK, a Texas banking association (“Assignor”) to MNHP NOTE HOLDER, LLC, a Delaware limited liability company (“Assignee”).

WITNESSETH:

WHEREAS, Assignor is the owner of a Real Estate Lien Note (Non-Recourse) dated August 5, 2008 (as heretofore modified, renewed and/or extended from time to time, the “Note”), executed by MOODY NATIONAL HP GRAPEVINE TRUST, a Delaware statutory trust (“Borrower”) in the principal amount of $13,000,000.00 and payable to the order of Assignor;

WHEREAS, this Assignment is executed and delivered in furtherance of the Note Purchase Agreement dated effective on or around March 31, 2011, between Assignee (as successor-in-interest to MOODY NATIONAL REALTY COMPANY, L.P.) and Assignor (the “Note Purchase Agreement”); and

WHEREAS, the Note was secured by the security agreements, guaranties, assignments, and other documents, of whatever kind or character, listed on the Schedule I attached to the Note Purchase Agreement, including a Deed of Trust, Security Agreement and Financing Statement dated August 5, 2008 executed by Borrower to Gary S. Gunn, as Trustee, for the benefit of Assignor, recorded in Clerk’s File No. D208315128 of the Official Records of Tarrant County, Texas and covering, among other things, the real property described in Exhibit “A” attached hereto and incorporated herein for all purposes (together with the Note, collectively called the “Loan Documents”).

NOW THEREFORE, for good and valuable consideration paid to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor has TRANSFERRED and ASSIGNED and by these presents TRANSFERS and ASSIGNS unto Assignee the Note, together with all of the other Loan Documents.  Assignee hereby accepts the foregoing assignment and assumes all of the obligations of Assignor under the Note and the other Loan Documents arising on or after the date hereof.

This Assignment is delivered and accepted on the express understanding and agreement, which shall bind Assignee and each person or entity claiming by, through or under Assignee, that the Note and the Loan Documents are assigned absolutely WITHOUT REPRESENTATION, WARRANTY OR RECOURSE EXPRESS OR IMPLIED BY LAW OR IN FACT, as to any matter, including, but not limited to, the existence, validity, perfection, priority or enforceability of any of the liens, assignments, security interests, pledges or other security devices securing or purporting to secure the Note or any part thereof, except to the extent of the representations and warranties made expressly herein or in the Note Purchase Agreement.

All covenants and agreements set forth in the Note Purchase Agreement shall survive the execution of the Assignment and shall not be deemed to be merged hereunder.

This Assignment may be executed in several counterparts, each of which shall be fully effective as will be deemed to be an original, and each of which alone and all of which together, shall constitute one and the same instrument, but in making proof of this Assignment it shall not be necessary to produce or account for each copy of any counterpart other than the counterpart signed by the party against whom this Assignment is to be enforced.

EXECUTED this ____ day of June, 2011, but effective as of the 5th day of May, 2011.

ASSIGNOR:

PATRIOT BANK,
a Texas banking association

By:	/s/ Jim Franer
Jim Franer, Executive Vice President

ASSIGNEE:

MNHP NOTE HOLDER, LLC,
a Delaware limited liability company

By:	MOODY NATIONAL OPERATING PARTNERSHIP I, L.P., a Delaware limited partnership, its Manager

By:	MOODY NATIONAL REIT I, INC., a Maryland corporation, its General Partner

By:	/s/ Brett C. Moody
Brett C. Moody, CEO

THE STATE OF TEXAS	§
§
COUNTY OF _________	§

This instrument was acknowledged before me on this ______ day of June, 2011, by Jim Franer, Executive Vice President of Patriot Bank, a Texas banking association, on behalf of the association.

Notary Public, State of Texas

Printed or Typed Name of Notary

My commission expires: ________________

Signature Page to Assignment of Note and Liens

THE STATE OF TEXAS	§
§
COUNTY OF _________	§

This instrument was acknowledged before me on this ______ day of June, 2011, by Brett C. Moody, CEO of Moody National REIT I, Inc., a Maryland corporation, General Partner of Moody National Operating Partnership I, L.P., a Delaware limited partnership, Manager of MNHP Note Holder, LLC, a Delaware limited liability company, on behalf of the limited liability company, the limited partnership and the corporation.

Notary Public, State of Texas

Printed or Typed Name of Notary

My commission expires: ________________

WHEN RECORDED, RETURN TO:	PREPARED IN THE LAW OFFICES OF:

Jim Franer	HUGHES WATTERS ASKANASE, LLP
Patriot Bank	Three Allen Center, 333 Clay, 29th Floor
7500 San Felipe, Suite 125	Houston, Texas 77002
Houston, Texas 77063	(713) 328-2806
(713) 400-8826	File No. PBNK-1155

Notary Page to Assignment of Note and Liens

Exhibit “A”

Tract I:
Being Lot One (1), Block Six (6) of Grapevine Mills Addition, an addition to the City of Grapevine, Tarrant County, Texas, according to the plat thereof recorded in Cabinet A, Slide 4713, Plat Records, Tarrant County, Texas, said lot being more particularly described by metes and bounds in attached Exhibit "A-1";

Tract II:
Non-Exclusive Easement Rights contained in Declaration of Restrictions and Reciprocal Easement Agreement dated July 9, 1996, filed July 10, 1996, recorded in Volume 12429, Page 2207, Deed Records, Tarrant County, Texas;

Tract III:
Non-Exclusive Easement Rights created in Master Declaration of Easements, Covenants, Conditions and Restrictions, dated April 18, 1997, filed April 28, 1997, recorded in Volume 12747, Page 494, Deed Records, Tarrant County, Texas; as amended by First Amendment to Master Declaration of Easements, Covenants, Conditions and Restrictions filed July 22, 1997, recorded in Volume 12842, Page 397, Deed Records, Tarrant County, Texas, in and to the Project Roads, the Project Sidewalks and/or Common Areas, as defined therein; and

Tract IV:
Non-Exclusive Easement Rights created in that certain Signage and Access Agreement dated December 19, 1998, filed for record in Volume 13576, Page 270, Deed Records, Tarrant County, Texas.

Exhibit “A-1”